Advancing (Z)-Endoxifen A potential best-in-class oral SERM/SERD for estrogen-driven diseases NASDAQ: ATOS www.atossatherapeutics.com Seattle, Washington Corporate & Investor Presentation September 2026 Exhibit 99.1

Cautionary Note Regarding Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of applicable securities laws, including but not limited to, our expectations regarding the Company’s development and regulatory strategy and related milestones and funding, the potential indications that the Company may pursue for (Z)-Endoxifen, the potential benefits of (Z)-Endoxifen, the potential for (Z)-Endoxifen to receive regulatory approval and the timing thereof, the potential market and growth opportunities for the Company, our potential eligibility for the Rare Pediatric Disease Priority Review Voucher (PRV) program and the value of a future PRV, and the Company’s estimated cash and cash equivalents and its expectations related thereto. Words such as “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “design,” “predict,” “target”, “future,” or other similar expressions or statements regarding intent, belief or current expectations, are forward-looking statements. Forward-looking statements in this presentation are subject to risks and uncertainties that may cause actual results, outcomes, or the timing of actual results or outcomes to differ materially from those projected or anticipated, including, without limitation, risks and uncertainties associated with: our ability to successfully execute our strategy to shorten our clinical development timelines and funding, including our ability to obtain funding from partners, and pursue multiple indications for our lead program, (Z)-Endoxifen; expected timing, completion and results of our preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; the timing or likelihood of regulatory filings and approvals; the outcome or timing of necessary regulatory approvals; our ability to receive orphan-drug exclusivity for (Z)-Endoxifen for MAS; our ability to maintain compliance with Nasdaq listing requirements; our ability to establish and maintain intellectual property rights covering our products; the impact of general macroeconomic conditions on our business; our ability to raise capital; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including, without limitation, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements are presented as of the date of this presentation. Except as required by law, we do not intend to update any forward-looking statements.

Investment Thesis: One Molecule, Multiple Value Streams $26.1M cash and equivalents at June 30, 2026 No debt no debt outstanding at June 30, 2026 ~800 patients dosed with (Z)-endoxifen to date 3 FDA RPD for both MAS and DMD; FDA ODD for DMD $100 – $220M disclosed PRV sale range, last 18–24 months* 1 A Differentiated Molecule Oral SERM/SERD delivered as the active metabolite, bypassing the need for liver metabolism to achieve more consistent drug levels and improved tolerability Dual mechanism of action: blocks estrogen receptor (ER) signaling, promotes degradation of ER Growing global patent portfolio 2 Oncology – the Underwritten Core ER+/HER2 – breast cancer across neoadjuvant, adjuvant and metastatic settings EVANGELINE Phase 2 enrollment completed as of June 30, 2026 Partnered I-SPY2 combinations with abemaciclib and elagolix keep oncology capital-sparing 3 Rare Disease – Regulatory-Validated Expansion Efficient development model: smaller patient pools allow streamlined, lower-cost studies with accelerated timelines to pivotal data readouts RPD designation for both MAS and DMD; ODD for DMD PRV eligibility upon approval of a qualifying marketing application IND clearance in MAS and DMD anticipated in 2H26 4 Disciplined Capital Deployment $26.1M cash and cash equivalents and no debt at June 30, 2026; June registered direct offering raised $4.0M (net) Up to $12M additional from Series A and short-term Series B warrants, assuming full cash exercise Total operating expenses of $8.7M in Q2 2026; spend directed behind defined regulatory pathways Oncology underwrites the core while rare disease adds regulatory-validated optionality both from a single molecule, a single manufacturing process and one capital base. SERM/SERD: selective estrogen receptor modulator/degrader; RPD: Rare Pediatric Disease; ODD: Orphan Drug Designation; PRV: Priority Review Voucher; DMD: Duchenne Muscular Dystrophy; MAS: McCune-Albright Syndrome *A PRV may be granted only upon approval of a qualifying marketing application; PRV market value is variable and subject to factors beyond the Company’s control and reported past PRV sale amounts are not necessarily indicative of future amounts.

(Z)-Endoxifen Is More Potent and Direct-Acting than Parent Drug Tamoxifen ~22 active metabolites generated by hepatic conversion, of parent drug tamoxifen, of which (Z)-endoxifen is the most active (Z)-endoxifen is 30x to 100x more potent as an estrogen receptor-targeted therapy compared with parent drug tamoxifen

(Z)-Endoxifen Targets Distinct Disease Biology Through Multiple Pathways Estrogen-Driven Diseases MAS and ER+ Breast Cancer Antagonizes ERα signaling and promotes ERα degradation, suppressing estrogen-driven proliferation Inhibits PKCβ1 and downstream AKT-associated proliferative signaling Targets estrogen-driven biology relevant to tumor growth and MAS-associated peripheral precocious puberty Dystrophin-Related Disorders DMD and Related Dystrophinopathies Mutation-agnostic therapeutic rationale, independent of specific DMD mutation class Modulates ER and inhibits PKC signaling to support calcium homeostasis and mitochondrial function May promote utrophin-associated compensatory pathways Improves muscle function in preclinical dystrophin-deficient models ERα: estrogen receptor alpha; PKCβ1: protein kinase C beta 1; DMD: Duchenne Muscular Dystrophy; MAS: McCune-Albright Syndrome.

(Z)-Endoxifen – One Molecule, Two Markets Oncology - Neoadjuvant EVANGELINE ((Z)-Endoxifen + Goserelin) Premenopausal women with ER+/HER2- breast cancer I-SPY2 EOP ((Z)-Endoxifen Monotherapy) High-risk breast cancer (stage II–III) I-SPY2 EOP ((Z)-Endoxifen + Abemaciclib) High-risk breast cancer (stage II–III) I-SPY2 EOP ((Z)-Endoxifen + Elagolix) High-risk breast cancer (stage II–III) Enrollment completed, top line data anticipated in 4Q26 Manuscript published in 2Q26 Enrollment completion anticipated in 4Q26 PRECLINICAL PHASE I PHASE II PHASE III Rare Diseases McCune-Albright Syndrome (MAS) ER-targeting of precocious puberty in young girls Duchenne Muscular Dystrophy (DMD) Not specific to exon defect Adults with Dystrophinopathies Women carriers of DMD gene; men with Becker’s disease IND clearance anticipated in 2H26, Ph 2 initiation in 2027 IND clearance anticipated in 2H26, Ph 2 initiation in 2027 - Obtained Rare Pediatric Disease for DMD and MAS, Orphan Drug Designation for DMD - Orphan Drug Designation requested Q1 2026 Final Ph2 data anticipated in 1H27

(Z)-Endoxifen MCCUNE-ALBRIGHT SYNDROME Targeting estrogen-driven pathology in McCune-Albright Syndrome (MAS)

MAS-Associated Precocious Puberty Drives Irreversible Loss of Adult Height Potential

~85 – 90%
of girls with MAS develop peripheral precocious puberty

~3 – 4.5 yrs
median age at first sign; onset is typically before age 3

2 – 4x
rate at which bone age can outpace chronological age

~150.5 cm
median adult height vs. ~160 cm mid-parental target



Disease mechanism in MAS
OH
HO
Activating GNAS mutation (mosaic)
Autonomous ovarian estrogen production
recurrent ovarian cysts
Excess estrogen
A
E2
ER
Chronic estrogen receptor (ER) activation
B
PKCβ
AKT
Persistent proliferative signaling
PKCβ / AKT
Estrogen-driven pathology
(uterus / endometrium)
precocious puberty
uterine/vaginal bleeding
ovarian cysts
potential endometrial risk

Genetic Driver

- Post-zygotic activating GNAS variant (R201C/R201H, 20q13.3) causes ligand-independent adenylyl cyclase activation → ↑cAMP → chronic PKA signaling
- Mosaic and non-inherited; germline activation is embryonically lethal, so distribution and severity varies with the timing when the variant arose

Autonomous Ovarian Estrogen

- Gsα-activated follicles mature prematurely; granulosa cells become FSH-independent and aromatase-active, forming autonomous estrogen-producing cysts
- Output is episodic, estradiol swings from undetectable to ~90 pg/mL while LH/FSH stay suppressed, so single measurements may miss the disease

Irreversible Skeletal Consequence

- Estrogen accelerates chondrocyte hypertrophy and epiphyseal closure; adult height ends ~5 – 10 cm below genetic potential and ~50% never reach target
- Compounded by polyostotic fibrous dysplasia, fracture burden, deformity, chronic pain, alongside recurrent vaginal bleeding in a toddler

MAS: McCune-Albright Syndrome; **PPP:** peripheral precocious puberty. MAS prevalence estimated at 1:100,000–1:1,000,000 (~300–3,000 U.S. patients).
Sources: Hammer et al., AACR Special Conference: Cancer Evolution, 2026 (figure); Boyce & Collins; Meier et al.; Gryngarten et al.; Javaid et al. (FD/MAS best-practice management guidelines).

Off-Label Agents Slow the Disease but None Deliver Complete Estrogen Receptor Blockade

The unmet need: no FDA- or EMA-approved therapy exists for MAS-PPP, and no agent provides consistent, complete estrogen receptor blockade at the growth plate. Every option available is off-label use of a generic molecule.

	Demonstrated Effect	Why It Falls Short
Aromatase Inhibitors (letrozole, anastrozole)	• ↓ bone age progression (P ≤ 0.004) • ↓ growth velocity (P ≤ 0.01) • Fewer bleeding episodes	• Does not prevent ovarian cyst formation, estrogen suppression incomplete and variable • Bone age often continues to advance on therapy • Systemic estrogen suppression raises bone-accrual concern in a critical developmental window
SERMs (tamoxifen)	• Bleeding reduced ~65% • Bone age advancement slowed: ΔBA/ΔCA improved from 1.21 to 0.72	• Partial agonist — uterine stimulation, increased uterine volume, endometrial proliferation • Ovarian volumes stay enlarged, reflecting incomplete ER blockade in target tissues • CYP2D6 prodrug dependence; ~7–10% poor metabolizers get inconsistent exposure
GnRH Agonists	• Suppresses the central axis if secondary central precocious puberty emerges	• Adjunct only — does not address the peripheral estrogen source driving the disease



Therapeutic gap and proposed strategy
Current endocrine management
Reduced estrogen synthesis
Primarily targets estrogen production
Downstream ER and proliferative signaling may persist
(Z)-Endoxifen
E2
ER-mediated transcription
PKCβ
AKT
PKCβ / AKT proliferative signaling
Potential to reduce estrogen-driven pathology in MAS
mechanism-driven therapeutic rationale

Current management targets estrogen synthesis; downstream ER and proliferative signaling may persist.

SERM: selective estrogen receptor modulator; **GnRH:** gonadotropin-releasing hormone.

Sources: Hammer et al., AACR Special Conference: Cancer Evolution, 2026 (figure); Feuillan et al. (letrozole in MAS-PPP); Eugster et al. (tamoxifen in MAS-PPP, multicenter prospective study); Javaid et al.

Atossa THERAPEUTICS

(Z)-Endoxifen Targets the Pathway Current Therapies Leave Incompletely Blocked by Two Mechanisms



(Z)-Endoxifen
1. ER SIGNALING MODULATION
Estrogen
ER ER
ER activation
Estrogen-responsive gene transcription
Proliferation
Cell-cycle progression
(Z)-Endoxifen
ER ER
Blocks ER activity and estrogen-driven transcription
ER target genes (e.g., E2F, Cyclin D1) Cell-cycle genes
2. PKCβ/AKT SIGNALING MODULATION
Growth factors / PMA
(Z)-Endoxifen
• Promotes dephosphorylation
• Induces degradation
• Direct target of (Z)-endoxifen
PKCβ1 P
Downregulation of Key Programs
↓ E2F Targets
↓ G2M Checkpoint
↓ Cyclin D1
↓ CDK4
↓ Phospho-Rb
↓ CHEK1
↓ E2F1
AKT (Ser473) P
• Inhibits PMA-induced AKT (Ser473) phosphorylation
Proliferative / Cell-cycle Signaling
• Suppresses downstream proliferative signaling
DUAL ANTIPROLIFERATIVE EFFECT
1 Blocks ER-driven transcription
2 Suppresses PKCβ/AKT proliferative signaling
Reduced proliferation
Mitigation of estrogen-driven pathology in MAS

Dual antiproliferative effect: (Z)-endoxifen blocks ER-driven transcription and suppresses PKCβ/AKT proliferative signaling.

Bypasses need for liver metabolism

- Administered as the active tamoxifen metabolite itself, the ~7 – 10% poor-metabolizer problem that limits tamoxifen does not apply
- Higher ER affinity and greater anti-estrogenic potency in vitro than tamoxifen, supporting more complete ERα blockade at the growth plate

Dual Mechanism: ER Plus PKCβ/AKT

- Targets PKCβ1 directly, promotes dephosphorylation and degradation, inhibits PMA-induced PKCβ1 and AKT Ser473 phosphorylation
- Suppresses E2F targets, G2M checkpoint and mitotic spindle programs alongside estrogen-response pathways

Engineered Around Current Liabilities

- In rodents dosed over three days, endoxifen did not significantly increase uterine weight versus controls
- Blocking the receptor rather than synthesis avoids the systemic estrogen deprivation that raises bone-accrual concern with aromatase inhibitors

Atossa THERAPEUTICS

Four Proof Points Underpin a Registrational Path in MAS-Associated Precocious Puberty

1 Mechanistic Evidence

Transcriptomic strategy: definition of shared and treatment-specific gene signatures



ER
ER
Estrogen-responsive network
1,605-gene core
(Z)-Endoxifen
Cell-cycle programs ↓
Mitotic spindle programs ↓
PKCβ1
AKT
PKCβ1–AKT signaling ↓

- AACR 2026: weighted signatures for estrogen, tamoxifen and (Z)-endoxifen intersected across a 1,605-gene core estrogen-responsive network
- (Z)-Endoxifen suppressed E2F targets, G2M checkpoint and mitotic spindle programs
- Concordant with published PKCβ1-silencing RNA-seq and phosphoproteomic data

2 The Target Is Already Clinically Validated

- Tamoxifen (multicenter prospective): bleeding reduced ~65%; ΔBA/ΔCA improved 1.21 → 0.72
- Letrozole (aromatase inhibitor): bone age progression reduced ($P \leq 0.004$); growth velocity reduced ($P \leq 0.01$)
- The estrogen pathway already works in MAS-PPP, no molecule has been optimized for it or taken through registration

3 Regulatory Path Is Defined

- Mechanistic driver is established: GNAS → cAMP → aromatase → estrogen excess
- Endpoints already used in practice, bone age progression and bleeding frequency, can function as reasonably likely surrogates
- Ultra-rare, mosaic disease supports single-arm or small-N design with natural history or external comparators

4 Trial Execution Is Feasible

- Addressable population of roughly 250–400 U.S. girls with MAS-PPP
- Endpoint data already collected in routine care: bone age every 6–12 months, estradiol every 3–12 months, serial pelvic ultrasound
- FD/MAS Alliance provides an established registry, physician-education and recruitment channel

Validated target, differentiated molecule, low-cost studies with accelerated timelines to pivotal data readouts

ΔBA: change in bone age; **ΔCA**: change in chronological age
Sources: Hammer et al., AACR Special Conference: Cancer Evolution, 2026 (figure); Eugster et al.; Feuillan et al.; Javaid et al.; Boyce & Collins; FD/MAS Alliance.

(Z)-Endoxifen DUCHENNE MUSCULAR DYSTROPHY A mutation-agnostic approach acting downstream of dystrophin defects in Duchenne Muscular Dystrophy (DMD)

A structural defect becomes a self-reinforcing cycle of injury, inflammation, and permanent tissue loss. The cascade and where it ends up Membrane instability during contraction → Ca²⁺ influx & fiber damage → Chronic inflammation → Fibrosis & fat replacement → Progressive weakness ↓ Cumulative, irreversible end state Loss of muscle fibers Chronic inflammation Fibrosis & fat Reduced force & endurance Loss of function Without Dystrophin, Every Contraction Damages the Muscle

There is Significant Need for a Therapy That Works Downstream, for Every Genotype Mutation-specific approaches reach only part of the population. The damage cascade is shared by all of it. What such a therapy must do 1 Work regardless of mutation Act downstream of the genetic defect, not on a specific exon or gene. 2 Stabilize the membrane Limit calcium influx and contraction-induced injury at the source. 3 Dampen inflammation & fibrosis Interrupt the secondary response that replaces muscle with scar and fat. 4 Support regeneration Preserve lean mass, muscle structure, and functional capacity over time. And move the outcomes that matter Preserve upper & lower limb function Maintain ambulation for longer Support respiratory muscle function Support cardiac muscle health Reduce muscle damage Delay progression of disability

(Z)-Endoxifen: One molecule, Six Downstream Pathways 1 Utrophin pathway support Tamoxifen upregulates utrophin, the dystrophin-like protein that compensates for absent dystrophin · Membrane localization ↑ · Membrane stability ↑ 2 Membrane & calcium stabilization Arrhythmic Ca²⁺ events 64% → 38% of cells (DMD1 iPSC-CMs) · Resting Ca²⁺ ratio ↓ · Faster time-to-peak at 1 Hz pacing 3 Reduced muscle damage Cell survival at day 42: DMD1 17% → 29%, DMD2 16% → 34% · CK and histologic injury markers ↓ · Resistance to injury ↑ 4 Inflammation & fibrosis Anti-inflammatory and anti-fibrotic across preclinical DMD models · Oxidative stress ↓ · Collagen deposition ↓ 5 PKCβ1 & cellular signaling PKCβ1 activity ↓ · AKT signaling ↓ · Concordant with PKCβ1-silencing RNA-seq and phosphoproteomic data 6 Cardiac function & muscle quality Tamoxifen LVEDd 44 → 41 mm and FS 34 → 35%, vs placebo 39 → 43 mm and 35 → 33% · Beating velocity restored toward healthy · Lean mass ↑ (Z)-Endoxifen may act downstream of the dystrophin mutation on six disease pathways, supported by SERM-class, clinical cardiac, and human iPSC-cardiomyocyte data All results shown are from published, peer-reviewed preclinical studies and early clinical reports Sources: Botti 2022; Henzi 2023; Henzi 2024; Chang 2023. Cardiac dimensions from tamoxifen-controlled clinical study; survival and calcium data from human DMD iPSC-cardiomyocyte models at 0.5 µM. Published preclinical studies and early clinical reports in DMD models suggest benefit across membrane integrity, calcium handling, muscle preservation and cardiac function

(Z)-Endoxifen Safe and Efficacious in Preclinical Models Preclinical Safety and Efficacy Early-life treatment: In mdx5Cv mouse model of DMD, dystrophic pups, endoxifen lowered plasma creatine kinase (CK) levels and reduced centronucleated fibers, suggesting less initial myonecrosis and muscle inflammation Adult treatment: In 3–6-month-old mdx5Cv mice, endoxifen improved motor function (grid-hanging test) to near wild-type performance and fully normalized absolute phasic force of triceps muscles Endoxifen also restored normalized tetanic force by ~27–50%, indicating robust functional recovery Mechanistic Highlights Induced slower-twitch, fatigue-resistant muscle phenotype, with longer time-to-twitch peak and half-relaxation times, consistent with improved endurance and stress resistance Increased power output (force × time) of dystrophic muscles to levels similar to or exceeding wild-type mice Safety and Tolerability Well tolerated in both juvenile and adult mdx5Cv mice, with only minor, nonsignificant effects on body weight and organ size (liver/kidneys)

Four Proof Points Support a Development Path in Duchenne Muscular Dystrophy 1 Broad, Mutation-Agnostic Therapeutic Rationale Targets downstream pathways implicated in DMD pathophysiology, including calcium dysregulation, inflammation, fibrosis and muscle-membrane integrity Mechanistic and transcriptomic data implicate multiple DMD-relevant pathways, including utrophin-associated signaling and calcium homeostasis Direct administration of the active metabolite bypasses the CYP2D6-dependent conversion of tamoxifen to endoxifen Applicable regardless of exon or mutation class, unlike exon-skipping or gene-transfer approaches 2 Demonstrated Evidence Supporting Potential Cardiac Benefit Tamoxifen preserved cardiac function: LVEDd 44 → 41 mm and FS 34 → 35%, vs. 39 → 43 mm and 35 → 33% in placebo 4-hydroxytamoxifen (4-OHT) improved contractile function in human iPSC-cardiomyocyte DMD models Reduced beating rate in DMD monolayers, lowering cardiac mechanical load, with the effect maintained over time Together, these data provide translational support for evaluating tamoxifen-pathway metabolites for DMD cardiomyopathy 3 Ph 2 clinical trial initiation anticipated in 1H27 IND clearance anticipated in 2H26, with Ph 2 study initiation in 1H27 FDA RPD and ODD granted for (Z)-endoxifen for the treatment of DMD Candidate endpoints under evaluation include cardiac function and ambulatory measures, subject to FDA feedback 4 Established Platform Enables Capital-Efficient Development Oral dosing with ~800 patients exposed to (Z)-endoxifen to date and no maximum tolerated dose reached Positioned as an add-on to standard of care rather than a genotype-restricted replacement Shares CMC, formulation and safety database with the breast cancer and MAS programs Low-cost studies with accelerated timelines to pivotal data readouts

(Z)-Endoxifen BREAST CANCER PROGRAMS Potential to be ideal combination drug candidate

Problem: High unmet need for endocrine therapy in breast cancer References: 1) Annals of Oncology 29: 1541–1547, 2018. 2) IBRANCE Label. 3) KISQALI label. 4) VERENZIO label. 5) Annals of Oncology 29: 1541–1547, 2018. 6) N Engl J Med 2016;375:1925-36. 7) JCO 35, 3638-3646(2017). 8) CancerNetwork, December 8, 2022. 9) OncLive Ph3 CAPItello-291 Trial Data, January 4, 2023. 10) AstraZeneca Press Release, December 8, 2022. 12) Faslodex Package Insert. 11) Breast Cancer Res Treat. 2022; 193(3): 567–577. Although, endocrine therapy remains the mainstay treatment for patients, there are numerous UNMET NEEDS that still exist for new treatment options ~50% First Line: Tumors Do Not Respond Aromatase Inhibitors + CDK4/6 Patients Discontinue Adjuvant Endocrine Therapy ~40-50% ~60% Second Line: Patients Do Not Benefit from fulvestrant monotherapy Improved adherence Induced apoptosis Reduced resistance Improved efficacy Solution: (Z)-Endoxifen has the potential to address these unmet needs

Atossa THERAPEUTICS

(Z)-Endoxifen: Potential Best-in-Class SERM/SERD

Superior ER Antagonist

30x to 100x more potent vs other SERMs

Apoptosis in tumors

Estrogen receptor degradation (SERD)

PKCβ1 Inhibition


AKT1
PIK3CA
mTOR

Binds to and inhibits protein kinase C beta one (PKCβ1, a known oncogenic protein)

Downregulates AKT pathway and induces apoptosis in breast cancer cells

ESR1 Mutant Inhibition

Inhibits clinically relevant *ESR1* mutants, an acquired resistance mechanism to aromatase inhibitors

Improved safety & tolerability

Potential to reduce current negative "on target off tissue" effects

May increase patient adherence

Superior Combination Partner

Potential to be preferred endocrine combination partner

(Z)-Endoxifen is a novel, next-generation anti-estrogen with best-in-class potential across breast cancer and other rare diseases with significant unmet need

Breast Density Reduction KARISMA: Unmet need to reduce MBD. Reduced MBD correlates with reduced breast cancer risk (Z)-endoxifen has demonstrated 1 mg dose of (Z)-endoxifen reduced MBD by 17.3% (p<0.01), compared to a minimal change in the placebo group of 0.27% Plasma concentrations for (Z)-endoxifen were measured at 4.8 ng/mL for the 1 mg, highlighting the effectiveness of the lower dose in reducing MBD Importantly, no significant differences in adverse events were observed between the 1 mg dose and placebo Greater than $20B TAM based on eligible high-risk women with average 5-years of treatment Safety Comparison (KARISMA Endoxifen) Comparable tolerability at MBD therapeutic dosing (Z)-endoxifen (1mg) Placebo AE based discontinuations 6.3% 5.0% (Z)-Endoxifen – Improved Adherence, Potential Recurrence Rate Reduction References: 1) Eliassen FM et al. BMC Cancer. 2023; 23:625. [doi:10.1186/s12885-023-11122-8]. 2) Hall, Per 2025 Endoxifen for Mammographic Density Reduction – Results from the KARISMA Endoxifen Trial, under review

(Z)-Endoxifen Exhibits Superior Anti-tumor Pharmacology in Neoadjuvant Setting

Superior anti-tumor activity demonstrated in EVANGELINE Phase 2 study

- In an ongoing neoadjuvant clinical study, (Z)-endoxifen has demonstrated promising early efficacy with **one complete response and multiple partial responses**
- **The 4-week Ki-67 ≤10% response** rate was generally **above 85% across dose levels**, with or without the presence of OFS
- Other endocrine therapies are primarily cytostatic and do not cause tumor shrinkage

References: Cancer Res (2024) 84 (7_Supplement): CT205.

Clinical | **(Z)-endoxifen demonstrates promising tumor response in neoadjuvant setting**

Ki67 From Baseline to Cycle 1, Day 28



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Ki67 (%)
Prior to Cycle 1, Day 1
Cycle 1, Day 28

One pt discontinued due to wk4 Ki-67 (marker for cell proliferation) remaining > 10%. The remaining 6 had endocrine sensitive disease and underwent surgery after 24 weeks.

% Decrease in Tumor Size at Cycle 3 measured by MRI Imaging



Patient
0%
20%
40%
60%
80%
100%
Percent Decrease From Baseline

6 patient tumor responses were observed in the neoadjuvant setting with (z)-endoxifen treatment in post-menopausal ER+/HER2- breast cancer patients. All showed tumor size reduction > 10%

EVANGELINE – enrollment completed as of June 30, 2026

(Z)-Endoxifen Represents an Ideal Combination Partner in Breast Cancer References: 1) In Silico Medicine Analysis; 2) Lumanity Strategic Analysis, Research and Insights; https://investors.atossatherapeutics.com/news-releases/news-release-details/atossa-therapeutics-announces-updated-protocol-clinical-trial (Z)-Endoxifen with CDK4/6 inhibitors CCND1 CCND1 (Z)-Endoxifen plus Ovarian Function Suppression GnRH receptor antagonist for management of pain associated with endometriosis; FDA approved elagolix Off label usage in premenopausal women with HR+/HER2- breast cancer where ovarian function suppression (OFS) is required, but comes with severe side effects The I-SPY2 trials will help test the hypothesis that (Z)-endoxifen could be a preferred endocrine therapy in combination with elagolix for achieving and maintaining OFS for ~6 months CDK4/6 inhibitors are FDA-approved combination partners for tamoxifen, aromatase inhibitors and fulvestrant The I-SPY2 trials will help confirm the hypothesis that (Z)-endoxifen could be a preferred endocrine therapy in combination with abemaciclib (CDK4/6 inhibitor) Neoadjuvant/adjuvant therapy for high-risk, node positive ER+/HER2- breast cancer, post surgery Other potential combinations have been preclinically tested and suggested, including PI3Ki, MDM2i and others

Experienced Leadership & World-renowned Advisors Chairman, CEO and President  Chief Financial Officer SVP, Business Operations Steven Quay, MD, PhD Mark Daniel, CPA Delly Behen, PHR, SHRM-CP SVP, Research & Development Janet Rea, MSPH Per Hall,
M.D., PhD Karisma Principal Investigator Laura Esserman,
M.D., MBA i-Spy Principal Investigator Matthew Goetz,
M.D. EVANGELINE Principal Investigator LEADERSHIP SCIENTIFIC ADVISORS

(Z)-Endoxifen: Closing Summary Platform Oral SERM/SERD; ~800 patients exposed, no maximum tolerated dose reached Given as the active metabolite, consistent exposure, no dependence on conversion in liver Rare Disease IND clearance in MAS and DMD anticipated in 2H26, with study initiations in 1H27 RPD designation for DMD and MAS; ODD for DMD; PRV eligible upon approval Oncology Combination strategy is intentional and capital-sparing EVANGELINE Phase 2 enrollment complete; I-SPY2 combinations partnered Financials $26.1M cash and equivalents and no debt outstanding at June 30, 2026 Funded into 2027; up to $12M from Series A and Series B warrants if fully exercised Opportunistically raising capital to initiate DMD and MAS studies Oncology: Underwritten core Rare Disease: Clinical-stage expansion, low-cost studies with accelerated timelines to pivotal data readouts

Thank you Investors: ATOS@waterseid.com Media: Atossa@elev8newmedia.com

Appendix

Appendix: Key Scientific References Tamoxifen, Endoxifen & SERM Biology Johnson MD et al. Pharmacological characterization of 4-hydroxy-N-desmethyl tamoxifen, a novel active metabolite of tamoxifen. Breast Cancer Res Treat. 2004. Goetz MP et al. Pharmacogenetics of tamoxifen biotransformation is associated with clinical outcomes of efficacy and hot flashes. J Clin Oncol. 2005. Wu X et al. The tamoxifen metabolite, endoxifen, is a potent antiestrogen that targets estrogen receptor alpha for degradation in breast cancer cells. Cancer Res. 2009. MacGregor & Jordan. Basic guide to the mechanisms of antiestrogen action. Pharmacol Rev. 1998. Batoon L, Muthyala RS, Wang X, et al. Novel (Z)-endoxifen-related new chemical entities exhibit potent anti-cancer activity in ERα+ breast cancer. npj Breast Cancer. 2026. doi:10.1038/s41523-026-01007-x. Endocrine Resistance & ESR1 Mutations Jeselsohn R et al. ESR1 mutations—a mechanism for acquired endocrine resistance in breast cancer. Nat Rev Clin Oncol. 2015. Toy W et al. ESR1 ligand-binding domain mutations in hormone-resistant breast cancer. Nat Genet. 2013. Remmel HL et al. Uncovering the transcriptomic basis of endoxifen resistance in ER+ breast cancer cells. Cancer Treat Res Commun. 2025;45:101044. Hammer S et al. Effect of (Z)-endoxifen on estrogen receptor signaling inhibition across clinically relevant ESR1 mutations. J Clin Oncol. 2026;44:e15155. CDK4/6 Combinations & Endocrine Therapy Limitations Finn RS et al. Palbociclib and Letrozole in Advanced Breast Cancer. N Engl J Med. 2016. Hortobagyi GN et al. Ribociclib as First-Line Therapy for HR-Positive, Advanced Breast Cancer). N Engl J Med. 2016. Mammographic Breast Density (MBD) & Prevention Cuzick J et al. Tamoxifen-Induced Reduction in Mammographic Density and Breast Cancer Risk Reduction: A Nested Case–Control Study. JNCI. 2011. Hammarström M et al. Influence of endoxifen on mammographic density: KARISMA-Tam trial. J Natl Cancer Inst. 2025;117(4):629-636. doi:10.1093/jnci/djae280. Hall P et al. Endoxifen for mammographic density reduction—results from the KARISMA endoxifen trial. J Natl Cancer Inst. 2026. doi:10.1093/jnci/djag087. Clinical Trials of (Z)-Endoxifen Goetz MP et al. First-in-human phase I Study of the tamoxifen metabolite Z-endoxifen in women with endocrine-refractory metastatic breast cancer. J Clin Oncol. 2017. Goetz MP et al. J Clin Oncol. 2023;41(suppl 16):TPS633. DMD Biological Rationale Remmel HL, Hammer SS, Neff LA, et al. A hypothesized therapeutic role of (Z)-endoxifen in Duchenne muscular dystrophy. Degener Neurol Neuromuscul Dis. 2025;15:1–15. doi:10.2147/DNND.S496904. Remmel HL, Hammer SS, Blackburn SM, Quay SC. (Z)-Endoxifen as a Potential Modulator of Utrophin Pathways in Duchenne Muscular Dystrophy: A Mechanistic and Transcriptomic Perspective. Degener Neurol Neuromuscul Dis. 2026;16:574524. doi:10.2147/DNND.S574524. Adherence, Unmet Need & Real-World Burden Hershman DL et al. Early discontinuation and non-adherence to adjuvant hormonal therapy are associated with increased mortality in women with breast cancer. J Clin Oncol. 2010.

Appendix: NCT References NCT05607004: (Z)-Endoxifen for the Treatment of Premenopausal Women With ER+/HER2- Breast Cancer (EVANGELINE) NCT05068388: Effect of Oral (Z)-Endoxifen in Premenopausal Women With Measurable Breast Density (Sweden) NCT01042379: I-SPY TRIAL: Neoadjuvant and Personalized Adaptive Novel Agents to Treat Breast Cancer (Quantum Leap Healthcare Collaborative) NCT06075953: DCIS: RECAST Trial Ductal Carcinoma In Situ: Re-Evaluating Conditions for Active Surveillance Suitability as Treatment (Quantum Leap Healthcare Collaborative)